Exhibit 10.2

FIFTH AMENDED AND RESTATED

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned QTS REALTY TRUST, INC., a Maryland corporation (“REIT”), the receipt and sufficiency whereof are hereby acknowledged by REIT, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Lender”, which term shall also include each other Lender which may now be or hereafter become a party to the Credit Agreement (as hereinafter defined), and shall also include any such individual Lender acting as agent for all of the Lenders), to extend credit or otherwise provide financial accommodations to QualityTech, LP, a Delaware limited partnership ("Borrower"), under the Credit Agreement, and seeking to induce the Lender Hedge Providers to provide financial accommodations by entering into derivative contracts that may give rise to Hedge Obligations, which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of REIT, REIT does, upon the occurrence of a Springing Recourse Event (as hereinafter defined), hereby, absolutely, unconditionally and irrevocably guarantee to Lender and the Lender Hedge Providers the complete payment and performance of the following liabilities, obligations and indebtedness of Borrower to Lender and the Lender Hedge Providers (hereinafter referred to collectively as the “Obligations”) (capitalized terms that are used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement):

(a)          the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Revolving Credit Notes (U.S. Dollar) in the aggregate principal face amount of Seven Hundred Million and No/100 Dollars ($700,000,000.00) made by Borrower to the order of certain of the Lenders, the Revolving Credit Notes (Alternative Currency/Dollar) in the aggregate principal face amount of Three Hundred Million and No/100 Dollars ($300,000,000.00) made by Borrower to the order of certain of the Lenders, the Term Loan A Notes in the aggregate principal face amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00) made by Borrower to the order of certain of the Lenders, the Term Loan B Notes in the aggregate principal face amount of One Hundred Million and No/100 Dollars ($100,000,000.00), the Term Loan C Notes in the aggregate principal face amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00), which Revolving Credit Notes (U.S. Dollar), Revolving Credit Notes (Alternative Currency/Dollar), Term Loan A Notes, Term Loan B Notes and Term Loan C Notes are increasable to Two Billion Two Hundred Million and No/100 Dollars ($2,200,000,000.00) as provided in the Credit Agreement, the Bid Loan Notes in the principal face amount of Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00) made by Borrower to the order of certain of the Lenders, and the Swing Loan Note in the principal face amount of Sixty Million and No/100 Dollars ($60,000,000.00) made by Borrower to the order of the Swing Loan Lender, together with interest as provided in the Revolving Credit Notes (U.S. Dollar), the Revolving Credit Notes (Alternative Currency/Dollar), the Bid Loan Notes, the Term Loan A Notes, the Term Loan B Notes, the Term Loan C Notes and the Swing Loan Note, and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b)          the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Seventh

Amended and Restated Credit Agreement dated as of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among Borrower, KeyBank, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Revolving Credit Notes (U.S. Dollar), the Revolving Credit Notes (Alternative Currency/Dollar), the Bid Loan Notes, the Term Loan A Notes, the Term Loan B Notes, the Term Loan C Notes and the Swing Loan Note and each of the notes described in this subparagraph (b) are hereinafter referred to collectively as the “Note”); and

(c)          the full and prompt payment and performance of any and all obligations of Borrower to Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements, and extensions thereof; and

(d)          [intentionally omitted]; and

(e)          the full and prompt payment and performance of each and all of the Hedge Obligations; and

(f)          the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”).  Without limiting the generality of the foregoing, REIT acknowledges the terms of §2.11 of the Credit Agreement pursuant to which the Total Commitment under the Credit Agreement may be increased to up to Two Billion Two Hundred Million and No/100 Dollars ($2,200,000,000.00) and agree that this Fifth Amended and Restated Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement note delivered by Borrower in connection with any such increase of the Total Commitment and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from REIT.

Notwithstanding anything to the contrary contained herein, under no circumstances shall any of the “Obligations” guaranteed hereby include any obligation that constitutes an Excluded Hedge Obligation of REIT.

1.         Agreement to Pay and Perform; Costs of Collection.  Upon the occurrence of (a) REIT’s failure to perform any term, covenant or agreement contained in §7.12 of the Credit Agreement (each, an "Asset Covenant Breach") and the passage of forty-five days (45) after either (i) Borrower or REIT becomes aware of the Asset Covenant Breach, or (ii) Agent notifies Borrower in writing of any Asset Covenant Breach, (b) if, at any time, REIT guarantees, or otherwise becomes obligated in respect of, any Indebtedness (other than a conditional or springing guaranty on terms substantially similar to the Springing Guaranty or Indebtedness permitted under §8.1(a), (b), (c), (d) or (f) of the Credit Agreement), (c) REIT (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver for it or any substantial part of its assets, (ii) shall commence any case or other proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize or in furtherance of any of the foregoing, (d) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of REIT or any substantial part of the REIT's assets, or a case or other proceeding shall be commenced against REIT under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and REIT shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within sixty (60) days following the filing or commencement thereof, (e) a decree or order is entered appointing a trustee, custodian, liquidator or receiver for REIT or adjudicating REIT, bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of REIT in an involuntary case under federal bankruptcy laws as now or hereafter constituted (each of 1(a), 1(b), 1(c), 1(d) and 1(e) of this Guaranty being referred to a “Springing Recourse Event”), then REIT does hereby agree that following and during the continuance of an Event of Default under the Loan Documents if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Lender under the Note or of Borrower or any other Guarantor under the other Loan Documents are not performed by Borrower, or any other Guarantor, as applicable, in accordance with their terms, REIT will immediately upon demand make such payments and perform such obligations.  Upon the occurrence of a Springing Recourse Event, REIT further agrees to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by Lender in endeavoring to collect the Obligations guaranteed hereby, to enforce any of the Obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the Default Rate unless collection from REIT of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from REIT under applicable law.  REIT acknowledges and agrees that the Obligations guaranteed hereunder shall  automatically become fully effective upon a Springing Recourse Event and no other documentation shall be required to evidence same.

2.         Reinstatement of Refunded Payments.  If, for any reason, any payment to Lender of any of the Obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over to any other Person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, REIT  agrees to pay to the Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (the “Turnover Payment”), the obligations of REIT shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

3.         Actions with Respect to Obligations.  REIT hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing REIT from any liability hereunder and without notice to or further consent from REIT or any other Person or entity, either with or without consideration:  release or surrender any lien or other security of any kind or nature whatsoever held by it or by any Person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any Persons or entities now or hereafter liable thereunder or hereunder; release any other Guarantor, surety, endorser or accommodation party of the Note or any other Loan Documents; or take or fail to take any action of any type whatsoever.  No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, REIT or other Guarantor, nor any course of dealing with Borrower or any other Person, shall release REIT’s obligations hereunder, affect this Guaranty in any way or afford REIT any recourse against Lender.  The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the Loan Documents, and any and all references herein to the Note and the Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof.  Without limiting the generality of the foregoing, REIT acknowledges the terms of §18.3 of the Credit Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from REIT.

4.         No Contest with Lender; Subordination.  So long as any of the Obligations hereby guaranteed remain unpaid or undischarged or any Lender has any obligation to make Loans or issue Letters of Credit, REIT will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of REIT to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share.  REIT hereby expressly waives any right of contribution from or indemnity against Borrower or any other Guarantor, whether at law or in equity, arising from any payments made by REIT pursuant to the terms of this Guaranty, and REIT acknowledges that REIT has no right whatsoever to proceed against Borrower or any other Guarantor for reimbursement of any such payments.  In connection with the foregoing, REIT expressly waives any and all rights of subrogation to Lender against Borrower or any other Guarantor, and REIT hereby waives any rights to enforce any remedy which Lender may have against Borrower or any other Guarantor and any rights to participate in any collateral for Borrower’s obligations under the Loan Documents.  REIT hereby subordinates any and all indebtedness of Borrower now or hereafter owed to REIT to all indebtedness of Borrower or any other Guarantor to Lender, and agrees with Lender that (a) REIT shall not demand or accept any payment from Borrower or any other Guarantor on account of such indebtedness, (b) REIT shall not claim any offset or other reduction of REIT’s obligations hereunder because of any such indebtedness, and (c) REIT shall not take any action to obtain any interest in any of the security, if any, described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by REIT as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of

REIT under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5.         Waiver of Defenses.  REIT hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

(a)         (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b)        any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower, any other Guarantor or any other Person;

(c)         any act or failure to act by Borrower or any other Person which may adversely affect REIT’s subrogation rights, if any, against Borrower, any other Guarantor or any other Person to recover payments made under this Guaranty;

(d)        nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;

(e)         any application of sums paid by Borrower or any other Person with respect to the liabilities of Lender, regardless of what liabilities of Borrower remains unpaid;

(f)         any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g)        either with or without notice to REIT, any renewal, extension, modification, amendment or other changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h)        any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

(i)         the incapacity, lack of authority, death or disability of Borrower or any other Person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower, REIT, any other Guarantor or any other Person or entity;

(j)         the dissolution or termination of existence of Borrower, REIT, any other Guarantor or any other Person or entity;

(k)        any LLC Division of Borrower or any Guarantor;

(l)         the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower, REIT, any other Guarantor or any other Person or entity;

(m)       the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower, REIT any other Guarantor or any other Person or entity, or any of Borrower’s, REIT’s or any other Guarantor’s or any other Person’s or entity’s properties or assets;

(n)        the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Real Estate or any of the improvements located thereon;

(o)        the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;

(p)        any failure or delay of Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;

(q)        any failure of any duty on the part of Lender to disclose to REIT any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other Guarantor or any other Person, any collateral, or any other assets or liabilities of such Persons, whether such facts materially increase the risk to REIT or not (it being agreed that REIT assumes responsibility for being informed with respect to such information);

(r)         failure to accept or give notice of acceptance of this Guaranty by Lender;

(s)         failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(t)         failure to make or give protest and notice of dishonor or of default to REIT or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(u)        any and all other notices whatsoever to which REIT might otherwise be entitled;

(v)        any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(w)       the invalidity or unenforceability of the Note, or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(x)        the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents or the Hedge Obligations;

(y)        any transfer by Borrower or any other Person of all or any part of the security, if any, encumbered by the Loan Documents;

(z)         the failure of Lender to perfect any security or to extend or renew the perfection of any security; or

(aa)       to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which REIT might otherwise be entitled, it being the intention that the obligations of REIT hereunder are absolute, unconditional and irrevocable.

REIT understands that the exercise by Lender of certain rights and remedies may affect or eliminate Guarantor’s right of subrogation against Borrower or the other Guarantors and that REIT may therefore incur partially or totally nonreimbursable liability hereunder.  Nevertheless, REIT hereby authorizes and empowers Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of REIT that the obligations hereunder shall, upon the occurrence of a Springing Recourse Event, be absolute, continuing, independent and unconditional under any and all circumstances.  Notwithstanding any other provision of this Guaranty to the contrary, REIT hereby waives and releases any claim or other rights which REIT may now have or hereafter acquire against Borrower or any other Guarantor or other Person of all or any of the obligations of REIT hereunder that arise from the existence or performance of REIT’s obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any other Guarantor or other Person or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower or any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, except for those rights of other Guarantors under the Contribution Agreement.

6.         Guaranty of Payment and Performance and Not of Collection.  This is a guaranty of payment and performance and not of collection.  Upon the occurrence of a Springing Recourse Event, the liability of REIT under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns.  REIT hereby waives any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other Person.

7.         Rights and Remedies of Lender.  In the event of an Event of Default under the Note or the Loan Documents, or any of them, that is continuing (it being understood that the Lender has no obligation to accept cure after an Event of Default occurs), Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  Accordingly, REIT hereby authorizes and empowers Lender upon the occurrence and during the continuance of any Event of Default under the Note or the Loan Documents, at its sole discretion, and without notice to REIT, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible.  At any public or private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or any other Loan Document without prejudice to Lender’s remedies hereunder against REIT for deficiencies.  If the Obligations guaranteed hereby are partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and REIT shall, upon the occurrence of a Springing Recourse Event, remain liable for the entire balance of the Obligations guaranteed hereby even though any rights which REIT may have against Borrower or any other Person may be destroyed or diminished by the exercise of any such remedy.

8.         Application of Payments.  REIT hereby authorizes Lender, without notice to REIT, to apply all payments and credits received from Borrower, REIT, any other Guarantor or any other Person or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Obligations.

9.         Business Failure, Bankruptcy or Insolvency.  In the event of the business failure of REIT or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to REIT under federal bankruptcy law or any other applicable law or in connection with the insolvency of REIT, or if a liquidator, receiver, or trustee shall have been appointed for REIT or REIT’s properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to REIT, or any of REIT’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim.  REIT covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, REIT shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against REIT by virtue of this Guaranty or otherwise.

10.       Covenants of REIT.  REIT hereby covenants and agrees with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and Lender has no further obligation to make Loans, REIT will comply with any and all covenants applicable to REIT set forth in the Credit Agreement.

11.       Rights of Set-off.  In addition to any rights now or hereafter granted under any of the other Loan Documents or applicable law and not by way of limitation of any such rights, REIT hereby grants to Lender, during the continuance of any Event of Default under the Note or the Loan Documents, at any time and without notice to REIT, the right to set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) now or hereafter held by Lender and other sums credited by or due from Lender to REIT or subject to withdrawal by REIT against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.  Any security now or hereafter held by or for REIT and provided by Borrower, or by anyone on Borrower’s behalf, in respect of liabilities of REIT hereunder shall be held in trust for Lender as security for the liabilities of REIT hereunder.

12.       Changes in Writing; No Revocation.  This Guaranty may not be changed orally, and no obligation of REIT can be released or waived by Lender except as provided in §27 of the Credit Agreement.  This Guaranty shall be irrevocable by REIT until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower and REIT under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans under the Credit Agreement or issue Letters of Credit.

13.       Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this §13 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by facsimile, and addressed as follows:

The address of Lender is:

KeyBank National Association, as Agent
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio  44144
Attn:  Real Estate Capital Services

With a copy to:

KeyBank National Association
127 Public Square
Cleveland, Ohio  44114-1306
Attn:  Mr. Timothy Sylvain
Facsimile No.:  (216) 689-5819

With a copy to:

Dentons US LLP
303 Peachtree Street, Suite 5300
Atlanta, Georgia  30308
Attn:  William F. Timmons, Esq.
Facsimile No.: (404) 527-4198

The address of REIT is:

c/o QTS Realty Trust, Inc.

12851 Foster Street

Overland Park, Kansas  66213

Attn:  CEO/President

Facsimile No.  (913) 814-7766

With a copy to:

c/o QTS Realty Trust, Inc.

12851 Foster Street

Overland Park, Kansas  66213

Attn:  General Counsel

Facsimile No.  (913) 814-7766

With a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri  64106-2150
Attn:  Patrick J. Respeliers
Facsimile No.  (816) 412-8174

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by facsimile is permitted, upon being sent and confirmation of receipt.  The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt.  Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent.  By giving at least fifteen (15) days’ prior Notice thereof, Borrower, REIT or Lenders shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

14.       Governing Law.  REIT ACKNOWLEDGES AND AGREES THAT THIS GUARANTY AND THE OBLIGATIONS OF REIT HEREUNDER SHALL BE GOVERNED BY

AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

15.       CONSENT TO JURISDICTION; WAIVERS.  REIT HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF GEORGIA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY(LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF GEORGIA OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF GEORGIA, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.  EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY.  REIT HEREBY WAIVES ITS RIGHTS TO PERSONAL SERVICE AND AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO REIT AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED.  NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY, IF ANY, AND AGAINST REIT PERSONALLY, AND AGAINST ANY PROPERTY OF REIT, WITHIN ANY OTHER STATE.  INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF GEORGIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF REIT AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY REIT TO PERSONAL JURISDICTION WITHIN THE STATE OF GEORGIA. REIT HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.  REIT CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15.  REIT ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH ITS LEGAL COUNSEL AND THAT REIT AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

16.        Successors and Assigns.  The provisions of this Guaranty shall be binding upon REIT and its successors, successors in title, legal representatives, and assigns (and, in the event any Guarantor is a limited liability company and shall undertake an LLC Division shall be deemed to include each limited liability company resulting from any such LLC Division) and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns and the holders of the Hedge Obligations.  REIT shall not assign or transfer any of its rights or obligations under this Guaranty (including by way of an LLC Division) without the prior written consent of Lender.

17.       Assignment by Lender.  This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

18.       Severability.  If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19.       Disclosure.  REIT agrees that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms of the Credit Agreement.

20.       No Unwritten Agreements.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21.       Time of the Essence.  Time is of the essence with respect to each and every covenant, agreement and obligation of REIT under this Guaranty.

22.       Ratification.  REIT does hereby restate, reaffirm and ratify each and every warranty and representation regarding REIT or its Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein.

23.       Reserved.

24.       Fair Consideration.  The REIT represents that the REIT is engaged in common business enterprises related to those of Borrower and REIT will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

25.       Counterparts.  This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

26.       Condition of Borrower.  Without reliance on any information supplied by the Lender, REIT has independently taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of Borrower, and the Lender shall not have any duty to advise REIT of information at any time known to the Lender regarding such financial condition or affairs or any collateral, if any.

27.       Amendment and Restatement.  This Guaranty is given pursuant to the Credit Agreement and is an amendment and restatement of that certain Fourth Amended and Restated Unconditional Guaranty of Payment and Performance dated November 30, 2018 from REIT in favor of the Lender (the “Existing Guaranty”).  The parties hereto acknowledge and agree that this Guaranty does not constitute a novation, termination, extinguishment or discharge of the “Obligations” under the Existing Guaranty, which shall continue under this Guaranty.

28.        Judgment Currency.  If for the purposes of obtaining judgment in any court if it is necessary to convert a sum due from the Guarantor hereunder in the Currency expressed to be payable herein (i.e. Dollars) (the “Specified Currency”) into another Currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Specified Currency with such other Currency at the Agent’s main Cleveland, Ohio office on the Business Day preceding that on which final, non-appealable judgment is given.  The obligations of the Guarantor in respect of any sum due hereunder shall, notwithstanding any judgment in a Currency other than the Specified Currency, be discharged only to the extent that on the Business Day following receipt by any Lender (including the Agent), as the case may be, of any sum adjudged to be so due in such other Currency such Lender (including the Agent), as the case may be, may in accordance with normal, reasonable banking procedures purchase the Specified Currency with such other Currency.  If the amount of the Specified Currency so purchased is less than the sum originally due to such Lender (including the Agent), as the case may be, in the Specified Currency, the Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender (including the Agent), as the case may be, against such loss, and to pay such additional amounts upon demand from Agent.

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IN WITNESS WHEREOF, REIT has executed this Guaranty under seal as of this 18th day of October, 2019.

REIT:

QTS REALTY TRUST, INC., a Maryland
corporation

By:	/s/ William H. Schafer
Name:	William H. Schafer
Title:	Executive Vice President Finance and Accounting

(SEAL)

[Signatures Continued on Next Page]

Lender joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement to the waiver of the right to trial by jury contained in Paragraph 15 hereof.

KEYBANK NATIONAL ASSOCIATION,
as Agent for the Lenders

By:	/s/ Timothy Sylvain
Name:	Timothy Sylvain
Title:	Senior Vice President

(SEAL)